UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2021 (April 23, 2021)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On April 23, 2021, EQT Corporation (“EQT”) entered into an Extension Agreement and First Amendment to Second Amended and Restated Credit Agreement (the “Extension Agreement and First Amendment”), amending the Second Amended and Restated Credit Agreement, dated as of July 31, 2017, among EQT, PNC Bank, National Association, as administrative agent, swing line lender and an L/C issuer and the other lenders party thereto (the “Credit Agreement”).

The Extension Agreement and First Amendment, among other things, (i) extends the maturity date of the commitments and loans under the Credit Agreement from July 31, 2022 to July 31, 2023, (ii) adds customary provisions to provide for the eventual replacement of LIBOR as a benchmark interest rate and (iii) adds an additional pricing level for the Applicable Rate (as defined in the Credit Agreement), such that the Applicable Rate pricing grid reads as follows:

Pricing Level	Public Debt Ratings S&P/Moody’s/Fitch	Commitment Fee	Eurodollar Rate	Letters of Credit	Base Rate
1	A-/A3/A- or higher	10.0 bps	100 bps	100 bps	0.0 bps
2	BBB+/Baa1/BBB+	12.5 bps	112.5 bps	112.5 bps	12.5 bps
3	BBB/Baa2/BBB	15.0 bps	125.0 bps	125.0 bps	25.0 bps
4	BBB-/Baa3/BBB-	20.0 bps	150.0 bps	150.0 bps	50.0 bps
5	BB+/Ba1/BB+	25.0 bps	175.0 bps	175.0 bps	75.0 bps
6	BB/Ba2/BB	30.0 bps	200.0 bps	200.0 bps	100.0 bps
7	BB-/Ba3/BB- or lower	35.0 bps	225.0 bps	225.0 bps	125.0 bps

The foregoing description of the Extension Agreement and First Amendment is not complete and is qualified in its entirety by reference to the full text of the Extension Agreement and First Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Extension Agreement and First Amendment is hereby incorporated into this Item 2.03 by reference, insofar as it relates to the creation of a direct financial obligation.

Item 9.01.  Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Extension Agreement and First Amendment to Second Amended and Restated Credit Agreement, dated as of April 23, 2021, among EQT Corporation, PNC Bank, National Association, as administrative agent, and each lender party thereto.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: April 26, 2021	By:	/s/ David M. Khani
	Name:	David M. Khani
	Title:	Chief Financial Officer